Exhibit 10.4

                            2000 DIRECTOR OPTION PLAN
                                       of
                            LOEHMANN'S HOLDINGS INC.

                  1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to non-employee directors of Loehmann's Holdings Inc., a Delaware corporation (the "Company"), and its present and future Subsidiaries (as defined in Paragraph 17), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of nonqualified stock options ("NQSOs") to non-employee directors of the Company or any of its Subsidiaries or any Parent (as defined in Paragraph 17).

                  2.           STOCK  SUBJECT  TO  THE  PLAN.   Subject  to  the
provisions of Paragraph 12, the  aggregate  number of shares of Common Stock,  $
 .01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 200,000. Such shares of Common Stock may, in the discretion of the Administrators (as defined in Paragraph 3), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is cancelled, is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

                  3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Company's Board of Directors which, to the extent that it may determine, may delegate its powers with respect to the administration of the Plan to a committee of the Board of Directors of the Company (the "Committee") consisting of not less than two directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Those administering the Plan are referred to herein as the "Administrators".

                  Subject to the express provisions of the Plan, the Administrators shall have the authority, in its their discretion, with respect to Outside Director Options (as defined in Paragraph 18): to construe the respective contracts referred to in Paragraph 11 (the "Contract") and the Plan; to determine the terms and conditions of the Outside Director Options; to determine the amount, if any, necessary to satisfy the Company's obligation to withhold taxes; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Administrators on the matters referred to in this Paragraph 3 shall be conclusive.

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                  No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

                  4. ELIGIBILITY; GRANTS. The Administrators may from time to time, in their sole discretion, consistent with the purposes of the Plan, grant Outside Director Options to members of the Board of Directors who are not employees of the Company or any Subsidiary or any Parent. A director who is not an employee of the Company or any of its Subsidiaries or any Parent shall not be entitled to receive any options other than Outside Director Options as provided herein.

                  5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each Outside Director Option shall be determined by the Administrators, in their sole discretion, as set forth in the applicable Contract.

                  6. TERM. Each Outside Director Option shall have a term of ten (10) years commencing on the date of grant. Options shall be subject to earlier termination as hereinafter provided.

                  7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office at 2500 Halsey Street, Bronx, New York 10461, Attn: Chief Operating Officer, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) (a) in cash or by certified check, or (b) with the consent of the Administrators (in the Contract or otherwise), with shares of Common Stock having been held for at least six months and having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock.

                  The Administrators may, in their sole discretion (in the Contract or otherwise), permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of the sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

                  In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.


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

                  The fair market value of the Common Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices of the Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average of the highest bid and lowest asked prices for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average of the highest bid and lowest asked prices for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Administrators by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Administrators shall be conclusive in determining the fair market value of the stock.

                  8. TERMINATION OF RELATIONSHIP WITH COMPANY. Any holder of an Outside Director Option whose status as a director of the Company has terminated for any reason other than his or her death or Disability (as defined in Paragraph 17) may exercise such option, to the extent exercisable on the date of such termination, at any time within one hundred twenty (120) days after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his or her status as a director shall be terminated for Cause (as defined in Paragraph 17) the option shall terminate immediately.

                  Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue as a director of the Company, or interfere in any way with the right of the stockholders of the Company to terminate the director's relationship at any time for any reason whatsoever without liability to the stockholders of the Company, the Company, its Parent or any of its Subsidiaries.

                  9. DEATH OR DISABILITY OF AN OPTIONEE. Any optionee whose status as a director has terminated by reason of Disability may exercise his or her Outside Director Options, to the extent they are exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                  If an optionee dies (a) while he or she is a director of the Company, (b) within one (1) year after the termination of such relationship (unless such termination was for Cause), or (c) within one year following the termination of such relationship by reason of Disability, the

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

Outside Director Options, may be exercised, to the extent exercisable on the date of his or her death, by his or her executor, administrator or other person at the time entitled by law to the rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

                  10. COMPLIANCE WITH SECURITIES LAWS. The Administrators may require, in their discretion, among other things, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act.

                  The Administrators may require the optionee to execute and deliver to the Company his or her representation and warranty, in form and substance satisfactory to it, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his or her own account, for investment only and not with a view to the resale or distribution thereof. In addition, the Administrators may require the optionee to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall, at the request of the Administrators and prior to any offer of sale or sale of such shares of Common Stock, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                  11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Administrators.

                  12.          ADJUSTMENTS   UPON   CHANGES  IN  COMMON   STOCK.
Notwithstanding any other provisions of the Plan:

                  (a) a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, or a spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the Administrator shall appropriately adjust the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof. Such adjustments shall be conclusive and binding on all parties and may provide for the elimination of fractional shares which might otherwise be subject to options without payment therefor.

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                  (b) unless otherwise provided in the applicable  Contract,  in the event of a Change in Control (as defined in Paragraph 17) after the date of the adoption of the Plan, any Outside Director Options then held by an optionee, which are unexercisable or otherwise unvested, shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control.

                  13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors of the Company on December, 2000. No option may be granted under the Plan after December, 2010. The Board of Directors, without further approval of the Company's stockholders, may at any time and from time to time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, to comply with applicable requirements of the Securities Act and the Exchange Act, or to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (b) materially increase the benefits to participants under the Plan or (c) change the eligibility requirements for individuals entitled to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Administrators to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

                  14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by the holder or his or her legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

                  15. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock.

                  16. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Administrators may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 17) or assume the prior options of such Constituent Corporation.

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                  17.        DEFINITIONS.

                  a. Cause. The term "Cause" with respect to an optionee shall mean (A) the indictment of the optionee for any illegal conduct,
(B) the failure of the optionee to adequately perform any of his duties and responsibilities in any capacity with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from the optionee's Disability), (C) the commission of any act or failure to act by the optionee that involves moral turpitude, dishonesty, theft, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent, or any employee, officer or director of any of the foregoing, (D) any violation by the optionee of any Company rule or policy, or (E) any violation by the optionee of the requirements of the Contract or the Plan, in each case as determined in good faith by the Board of Directors.

                  b.           Change of Control.  The term  "Change in Control"
shall mean the occurrence of any event where (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the outstanding shares of common stock of the Company or securities representing 50% or more of the outstanding shares of common stock of the Company or securities representing 50% or more of the combined voting power of the Company's voting stock, (ii) the Company consolidates with or merges into another Person or Conveys, transfers, sells or leases all or substantially all of its assets to any Person or any Person consolidates with or merges into the Company, in either event pursuant to a transaction in which the outstanding voting stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction between the Company and its Subsidiaries or Parent with the effect that any "person" becomes the "beneficial owner," directly or indirectly, of 50% or more of the outstanding shares of common stock of the Company or securities representing 50% or more of the combined voting power of the Company's voting stock or (iii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office.

                  c. Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  d. Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

                  e.        Parent.   The  term  "Parent"  shall  have the same
definition as "parent corporation" in Section 424(e) of the Code.


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                  f.        Constituent  Corporation.   The  term  "Constituent
Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an "incentive stock option" (within the meaning of Section 422 of the Code)), or any Parent or any Subsidiary of such corporation.

                  g.       Disability.   The  term  "Disability"  shall  mean  a
permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                  h. Outside Director Option. The term "Outside Director Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of grant, is a director of the Company but is not an employee of the Company or any of its Subsidiaries.

                  i. Person. The term "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.


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